EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Rezolute, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Keith Vendola, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:     February 12, 2020

By:	/s/ Keith Vendola
Keith Vendola Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Rezolute, Inc. and will be retained by Rezolute, Inc. Inc. to be furnished to the Securities and Exchange Commission or its staff upon request.